UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2016

PTC Inc.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	1-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Kendrick Street

Needham, Massachusetts

02494-2714

(Address of Principal Executive Offices)

(Zip Code)

(781) 370-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2016, PTC Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $500 million aggregate principal amount of the Company’s 6.000% Senior Notes due 2024 (the “Notes”). The Notes will be issued under an indenture to be entered into as of May 12, 2016 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture to be dated as of May 12, 2016 (together with the Base Indenture, the “Indenture”). The offering of the Notes is expected to close on May 12, 2016, subject to customary closing conditions.

The Underwriting Agreement includes customary representations, warranties, covenants and agreements, including an agreement by the Company to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of the Company previously filed with Securities and Exchange Commission (File No. 333-211049), the Company is filing the Underwriting Agreement as Exhibit 1.1 to such Registration Statement and the opinion of Locke Lord LLP, regarding the validity of the Notes to be sold by the Company pursuant to such Underwriting Agreement, as Exhibit 5.2 to such Registration Statement.

Relationships

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they may receive customary fees and expenses. In particular, affiliates of the Underwriters are parties to and lenders under the Company’s credit facility.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated May 4, 2016, by and between PTC Inc. and J.P. Morgan Securities LLC, as the representative of the several underwriters named therein.

5.2	Opinion Letter of Locke Lord LLP.

23.2	Consent of Locke Lord LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC INC.

May 5, 2016	By:	/s/ Andrew Miller
	Name:	Andrew Miller
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated May 4, 2016, by and between PTC Inc. and J.P. Morgan Securities LLC, as the representative of the several underwriters named therein.

5.2	Opinion Letter of Locke Lord LLP.

23.2	Consent of Locke Lord LLP (included in Exhibit 5.2).